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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Mattress Firm Holding Corp. (the "Company") on Form 10-K for the fiscal year ended January 28, 2014, as filed with the Securities and Exchange Commission (the "Report"), I, Jim R. Black, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JIM R. BLACK Jim R. Black Executive Vice President and Chief Financial Officer

Dated: March 26, 2014

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002